UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21196 and 811-21299

Name of Fund: BBIF Money Fund and Master Money LLC

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BBIF Money Fund and Master Money LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 626-1960

Date of fiscal year end: 03/31/2012

Date of reporting period: 09/30/2011

Item 1 – Report to Stockholders

September 30, 2011

Semi-Annual Report (Unaudited)
BBIF Money Fund

Not FDIC Insured ▪ No Bank Guarantee ▪ May Lose Value

2	BBIF MONEY FUND	SEPTEMBER 30, 2011

Dear Shareholder

Investors have faced one of the most volatile periods in trading history in recent months. Financial markets across the world weathered a storm of whipsaw movements of panic selling and short-lived rebounds of hope as the European debt crisis and concerns about slowing global economic growth dominated headlines and sentiment. Although markets remain volatile and uncertainties abound, BlackRock remains dedicated to finding opportunities and managing risk in this environment.

This shareholder report reflects your fund’s reporting period ended September 30, 2011. The following market review is intended to provide you with additional perspective on the performance of your investments during that period.

One year ago, the global economy appeared to solidly be in recovery mode and investors were optimistic in advance of the second round of quantitative easing from the US Federal Reserve (the “Fed”). Stock markets rallied despite the ongoing sovereign debt crisis in Europe and inflationary pressures looming over emerging markets. Fixed income markets, however, saw yields move sharply upward (pushing prices down) especially on the long end of the historically steep yield curve. While high yield bonds benefited from the risk rally, most fixed income sectors declined in the fourth quarter of 2010. The tax-exempt municipal market faced additional headwinds as it became evident that the Build America Bond program would not be extended and municipal finance troubles burgeoned.

Early 2011 saw spikes of volatility as political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted industrial supply chains and concerns mounted regarding US debt and deficit issues. Equities generally performed well early in the year, however, as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data. Credit markets were surprisingly resilient in this environment and yields regained relative stability in 2011. The tax-exempt market saw relief from its headwinds and steadily recovered from its fourth-quarter lows. Equities, commodities and high yield bonds outpaced higher-quality assets as investors increased their risk tolerance.

However, the environment changed dramatically in the middle of the second quarter. Inflationary pressures had intensified in emerging economies, many of which were overheating, and the European debt crisis had continued to escalate. Markets were met with a sharp reversal in May when political unrest in Greece pushed the nation closer to defaulting on its debt, rekindling fears about the broader debt crisis. Concurrently, economic data signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. The downgrade of the US government’s credit rating on August 5 sent financial markets into turmoil. Extreme levels of volatility persisted as investors witnessed financial problems intensify in Italy and Spain and the debt crisis spread to core European nations, France and Germany. Toward the end of the reporting period, economic data out of the United States and Europe grew increasingly bleak. Further compounding concerns about the world economy were indications that growth was slowing in emerging-market nations, including China, a key driver for global growth.

Overall, equities broadly declined while lower-risk investments including US Treasuries, municipal securities and investment grade corporate bonds posted gains for the 6- and 12-month periods ended September 30, 2011. High yield debt posted losses for the 6-month period, but remained in positive territory on a 12-month basis. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine and its quarterly companion newsletter, Shareholder Perspectives.

Sincerely

Rob Kapito
President, BlackRock Advisors, LLC

“BlackRock remains dedicated
to finding opportunities
and managing risk in
this environment.”

Rob Kapito President, BlackRock Advisors, LLC

Total Returns as of September 30, 2011

	6-month	12-month
US large cap equities (S&P 500® Index)	(13.78)%	1.14%
US small cap equities (Russell 2000® Index)	(23.12)	(3.53)
International equities (MSCI Europe, Australasia, Far East Index)	(17.74)	(9.36)
Emerging market equities (MSCI Emerging Markets Index)	(23.45)	(16.15)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.14
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	16.14	9.28
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	6.20	5.26
Tax-exempt municipal bonds (Barclays Capital Municipal Bond Index)	7.85	3.88
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(5.12)	1.75
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the Six Months Ended September 30, 2011

Throughout the six-month period ended September 30, 2011, the Federal Open Market Committee (“FOMC”) maintained the federal funds rate in a target range of 0.00% to 0.25%. At its August 9 meeting, the FOMC revised its previous statement that it would keep the federal funds rate at low levels for an “extended period” and instead stated that economic conditions are likely to warrant “exceptionally low levels for the federal funds rate at least through mid-2013.” The decision was not unanimous as three FOMC officials voted against the action.

In September, the FOMC announced its intention to extend the average duration of the US Treasury security portfolio by purchasing $400 billion of long-term Treasury bonds, to be offset with the sale of an equal amount of short-term Treasury securities, before the end of June 2012. Known as “Operation Twist,” this policy action is designed to put downward pressure on long-term interest rates and make overall conditions more accommodative for economic growth.

In Europe, the sovereign debt crisis escalated throughout the period as fiscal problems spread from the peripheral European countries of Greece, Portugal and Ireland to the larger nations of Italy and Spain, and ultimately to the core economies of France and Germany. In order to improve liquidity conditions, the European Central Bank (“ECB”) took action in June, extending the expiration of its longer-term refinancing operations until September 2011. The US Federal Reserve Bank also lengthened the term of its US dollar liquidity swap facilities with the ECB, the Bank of Canada, the Bank of England and the Swiss National Bank to August 1, 2012, also for the purpose of maintaining liquidity. Later in the period, the ECB announced that it will provide three-month loans of US dollars to euro-zone banks on a full-allotment basis in three separate auctions to ensure funding is available through year end.

At a summit held by the European Union (“EU”) in July, it was proposed that the size of the European Financial Stability Facility (“EFSF”) be increased to €440 billion (close to $600 billion in US dollar terms). It was also proposed that the scope of the EFSF be broadened to provide additional funds to purchase government bonds in the secondary market to support fiscally challenged countries and recapitalize euro-zone banks. Political tensions among EU policymakers prolonged the ratification of the proposal through the remainder of the reporting period. The last ratification needed to implement the rescue package finally came in mid-October. While the increase in the bailout fund took effect upon approval of the agreement, the implementation of secondary market purchases is pending the establishment and approval of guidelines for the purchase program by finance ministers in the euro zone.

London Interbank Offered Rates (“LIBOR”) moved higher by as much as 0.10% during the period, due in part to ongoing concerns about European sovereign debt risk. The slope of the LIBOR curve, as measured from one month to one year, increased to 0.63% at the end of September from 0.54% at the end of March.

In the tax-exempt market, low rates and asset outflows continued to dominate the landscape. Tax-exempt money fund assets declined 9.3% during the six-month period ended September 30, 2011, to $288 billion. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on weekly variable rate demand notes (“VRDNs”) issued by municipalities (as calculated by SIMFA), declined during the period, with rates averaging 0.17% for the six months and ranging from 0.27% down to 0.07%, an all-time low for the index. The extraordinarily low rates seen during the period were driven by the forces of increased demand in a lower-supply environment.

Demand for VRDNs was supported by taxable money funds (which do not traditionally participate in the tax-exempt market) seeking to satisfy their higher liquidity requirements under recent regulatory amendments. Additionally, the ongoing sovereign debt crisis in Europe has forced both taxable and tax-exempt money funds to reduce their exposure to European banks. Meanwhile, “note season” (the mid-year period when state and local governments typically issue a large amount of one-year, fixed-rate securities) was relatively weak in 2011 as a result of two apparent factors: a credit environment in which it is difficult for marginal-quality credits to come to market, and a fiscal austerity movement at the local municipal government level. Year-to-date, we’ve seen approximately $43.5 billion of notes issued, which is 5.6% lower than the same time period in 2010.

Year after year, the primary goal for money funds in general during note season is to grab yield and increase portfolio duration. An additional goal in 2011 has been to diversify exposure to the banks that issue credit enhancers on the securities held in a fund’s portfolio. While the 2011 note season enabled money funds to diversify away from troubled banks, particularly those in Europe, the lower supply environment proved challenging for market participants seeking opportunities to expand their portfolios.

Tax-exempt money market participants remain focused on the credit quality of issuers as the economic slowdown threatens to derail the recovery in municipal government finance. State governments, which are facing falling revenues due to federal governmental austerity and reduced income and sales tax collections, continue to push costs down to the local level.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BBIF MONEY FUND	SEPTEMBER 30, 2011

Fund Information as of September 30, 2011

Investment Objective

BBIF Money Fund’s (the “Fund”) investment objective is to seek current income, preservation of capital and liquidity.

Current Seven-Day Yields

	7-Day	7-Day
	SEC Yields	Yields
Class 1	0.00%	0.00%
Class 2	0.00%	0.00%
Class 3	0.00%	0.00%
Class 4	0.00%	0.00%

The 7-Day SEC Yields may differ from the 7-Day Yields shown above due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses, including administration fees, distribution and service fees, including 12b-1 fees and other Fund expenses. The expense examples below (which are based on a hypothetical investment of $1,000 invested on April 1, 2011 and held through September 30, 2011) are intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2011	Ending Account Value September 30, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Class 1	$1,000.00	$1,000.00	$1.35	$1,000.00	$1,023.65	$1.37	0.27%
Class 2	$1,000.00	$1,000.10	$1.24	$1,000.00	$1,023.76	$1.26	0.25%
Class 3	$1,000.00	$1,000.10	$1.24	$1,000.00	$1,023.76	$1.26	0.25%
Class 4	$1,000.00	$1,000.10	$1.26	$1,000.00	$1,023.76	$1.26	0.25%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the Fund and the Master LLC in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 366.

BBIF MONEY FUND	SEPTEMBER 30, 2011	5

Statement of Assets and Liabilities

September 30, 2011 (Unaudited)	BBIF Money Fund
Assets
Investments at value — Master Money LLC (the “Master LLC”) (cost — $5,130,056,280)	$5,130,057,289
Capital shares sold receivable	26,491,525
Receivable from transfer agent	60,471
Prepaid expenses	54,662
Total assets	5,156,663,947

Liabilities
Administration fees payable	122,016
Contributions payable to the Master LLC	26,491,525
Officer’s fees payable	1,314
Other accrued expenses payable	589,188
Total liabilities	27,204,043
Net Assets	$5,129,459,904

Net Assets Consist of
Paid-in capital	$5,129,324,590
Accumulated net realized gain allocated from the Master LLC	135,314
Net Assets	$5,129,459,904

Net Asset Values
Class 1 — Based on net assets of $403,065,898 and 403,051,274 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00
Class 2 — Based on net assets of $1,326,335,616 and 1,326,291,684 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00
Class 3 — Based on net assets of $1,715,505,511 and 1,715,450,072 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00
Class 4 — Based on net assets of $1,684,552,879 and 1,684,540,414 shares outstanding, unlimited number of shares authorized, par value $0.10 per share	$1.00

Statement of Operations

Six Months Ended September 30, 2011 (Unaudited)	BBIF Money Fund
Investment Income
Income	$2,897
Net investment income allocated from the Master LLC:
Interest	7,277,615
Expenses	(3,955,356)
Fees waived	502
Total income	3,325,658

Expenses
Administration	6,792,066
Service and distribution — Class 1	2,028,950
Service and distribution — Class 2	4,845,185
Service and distribution — Class 3	3,501,940
Service and distribution — Class 4	3,122,928
Transfer agent — Class 1	129,138
Transfer agent — Class 2	109,340
Transfer agent — Class 3	58,815
Transfer agent — Class 4	69,959
Registration	1,811,555
Printing	46,539
Professional	29,358
Officer and Trustees	1,408
Miscellaneous	13,272
Total expenses	22,560,453
Less fees waived by administrator	(5,912,168)
Less service and distribution fees waived — Class 1	(2,028,950)
Less service and distribution fees waived — Class 2	(4,845,185)
Less service and distribution fees waived — Class 3	(3,501,940)
Less service and distribution fees waived — Class 4	(3,122,928)
Less transfer agent fees reimbursed — Class 1	(87,855)
Less transfer agent fees reimbursed — Class 2	(109,340)
Less transfer agent fees reimbursed — Class 3	(58,815)
Less transfer agent fees reimbursed — Class 4	(69,959)
Total expenses after fees waived and reimbursed	2,823,313
Net investment income	502,345

Realized Gain Allocated from the Master LLC
Net realized gain from investments	58,707
Net Increase in Net Assets Resulting from Operations	$561,052

See Notes to Financial Statements.

6	BBIF MONEY FUND	SEPTEMBER 30, 2011

Statements of Changes in Net Assets	BBIF Money Fund

Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011
Operations
Net investment income	$502,345	$2,407,026
Net realized gain	58,707	153,109
Net increase in net assets resulting from operations	561,052	2,560,135

Dividends and Distributions to Shareholders From
Net investment income:
Class 1	(76)	(109)
Class 2	(143,018)	(717,502)
Class 3	(187,420)	(966,410)
Class 4	(171,831)	(723,178)
Net realized gain:
Class 1	—	(31,790)
Class 2	—	(124,005)
Class 3	—	(165,009)
Class 4	—	(122,978)
Decrease in net assets resulting from dividends and distributions to shareholders	(502,345)	(2,850,981)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(627,099,744)	(1,227,453,912)

Net Assets
Total decrease in net assets	(627,041,037)	(1,227,744,758)
Beginning of period	5,756,500,941	6,984,245,699
End of period	$5,129,459,904	$5,756,500,941

See Notes to Financial Statements.

BBIF MONEY FUND	SEPTEMBER 30, 2011	7

Financial Highlights	BBIF Money Fund

	Class 1
	Six Months Ended September 30, 2011 (Unaudited)

		Year Ended March 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0000	0.0000	0.0003	0.0112	0.0360	0.0371
Net realized gain	—	0.0001	0.0000	0.0001	0.0003	0.0007
Net increase from investment operations	0.0000	0.0001	0.0003	0.0113	0.0363	0.0378
Dividends and distributions from:
Net investment income	(0.0000)	(0.0000)	(0.0003)	(0.0112)	(0.0360)	(0.0371)
Net realized gain	—	(0.0001)	(0.0000)	—	—	(0.0000)
Total dividends and distributions	(0.0000)	(0.0001)	(0.0003)	(0.0112)	(0.0360)	(0.0371)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Total investment return	0.00%[2]	0.01%	0.04%	1.12%	3.66%	3.76%

Ratios to Average Net Assets[3]
Total expenses	1.51%[4,5]	1.50%	1.53%	1.55%	1.53%	1.48%
Total expenses after fees waived and reimbursed	0.27%[4,5]	0.38%	0.50%	1.49%	1.53%	1.48%
Net investment income	0.00%[4,5,6]	0.00%[6]	0.03%	1.13%	3.58%	3.71%

Supplemental Data
Net assets, end of period (000)	$403,066	$518,902	$573,592	$563,107	$628,647	$670,067

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[4]	Annualized.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

[6]	Amount is less than 0.01%

See Notes to Financial Statements.

8	BBIF MONEY FUND	SEPTEMBER 30, 2011

Financial Highlights (continued)	BBIF Money Fund

	Class 2
	Six Months Ended September 30, 2011 (Unaudited)

		Year Ended March 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0001	0.0004	0.0004	0.0169	0.0423	0.0427
Net realized gain	—	0.0001	0.0000	0.0001	0.0002	0.0000
Net increase from investment operations	0.0001	0.0005	0.0004	0.0170	0.0425	0.0427
Dividends and distributions from:
Net investment income	(0.0001)	(0.0004)	(0.0004)	(0.0169)	(0.0423)	(0.0427)
Net realized gain	—	(0.0001)	(0.0000)	—	—	(0.0000)
Total dividends and distributions	(0.0001)	(0.0005)	(0.0004)	(0.0169)	(0.0423)	(0.0427)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Total investment return	0.01%[2]	0.05%	0.05%	1.71%	4.31%	4.34%

Ratios to Average Net Assets[3]
Total expenses	1.15%[4,5]	1.14%	1.16%	1.18%	1.17%	1.16%
Total expenses after fees waived and reimbursed	0.25%[4,5]	0.34%	0.50%	0.92%	0.90%	0.91%
Net investment income	0.02%[4,5]	0.04%	0.04%	1.71%	4.21%	4.28%

Supplemental Data
Net assets, end of period (000)	$1,326,336	$1,523,283	$1,980,211	$2,165,760	$2,380,485	$2,365,274

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[4]	Annualized.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BBIF MONEY FUND	SEPTEMBER 30, 2011	9

Financial Highlights (continued)	BBIF Money Fund

	Class 3
	Six Months Ended September 30, 2011 (Unaudited)

		Year Ended March 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0001	0.0004	0.0010	0.0201	0.0455	0.0460
Net realized gain	—	0.0001	0.0000	0.0001	0.0002	0.0000
Net increase from investment operations	0.0001	0.0005	0.0010	0.0202	0.0457	0.0460
Dividends and distributions from:
Net investment income	(0.0001)	(0.0004)	(0.0010)	(0.0201)	(0.0455)	(0.0460)
Net realized gain	—	(0.0001)	(0.0000)	—	—	(0.0000)
Total dividends and distributions	(0.0001)	(0.0005)	(0.0010)	(0.0201)	(0.0455)	(0.0460)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Total investment return	0.01%[2]	0.05%	0.11%	2.03%	4.65%	4.68%

Ratios to Average Net Assets[3]
Total expenses	0.84%[4,5]	0.83%	0.85%	0.87%	0.86%	0.86%
Total expenses after fees waived and reimbursed	0.25%[4,5]	0.34%	0.43%	0.59%	0.58%	0.59%
Net investment income	0.02%[4,5]	0.04%	0.10%	2.03%	4.52%	4.61%

Supplemental Data
Net assets, end of period (000)	$1,715,506	$1,975,795	$2,711,575	$2,785,930	$3,185,573	$2,969,368

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[4]	Annualized.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

10	BBIF MONEY FUND	SEPTEMBER 30, 2011

Financial Highlights (concluded)	BBIF Money Fund

	Class 4
	Six Months Ended September 30, 2011 (Unaudited)

		Year Ended March 31,
		2011	2010	2009	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.0001	0.0004	0.0010	0.0201	0.0455	0.0460
Net realized gain	—	0.0001	0.0000	0.0001	0.0000	0.0000
Net increase from investment operations	0.0001	0.0005	0.0010	0.0202	0.0455	0.0460
Dividends and distributions from:
Net investment income	(0.0001)	(0.0004)	(0.0010)	(0.0201)	(0.0455)	(0.0460)
Net realized gain	—	(0.0001)	(0.0000)	—	—	(0.0000)
Total dividends and distributions	(0.0001)	(0.0005)	(0.0010)	(0.0201)	(0.0455)	(0.0460)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Total investment return	0.01%[2]	0.05%	0.11%	2.03%	4.65%	4.68%

Ratios to Average Net Assets[3]
Total expenses	0.84%[4,5]	0.83%	0.85%	0.87%	0.85%	0.85%
Total expenses after fees waived and reimbursed	0.25%[4,5]	0.34%	0.42%	0.59%	0.58%	0.59%
Net investment income	0.02%[4,5]	0.04%	0.10%	2.01%	4.48%	4.63%

Supplemental Data
Net assets, end of period (000)	$1,684,553	$1,738,520	$1,718,868	$1,741,954	$2,060,455	$1,580,707

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]	Aggregate total investment return.

[3]	Includes the Fund’s share of the Master LLC’s allocated expenses and/or net investment income.

[4]	Annualized.

[5]	Includes the Fund’s share of the Master LLC’s allocated fees waived of less than 0.01%.

See Notes to Financial Statements.

BBIF MONEY FUND	SEPTEMBER 30, 2011	11

Notes to Financial Statements (Unaudited)	BBIF Money Fund

1. Organization and Significant Accounting Policies:

BBIF Money Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, diversified, open-end management investment company. The Fund is organized as a Massachusetts business trust. The Fund seeks to achieve its investment objective by investing all of its assets in Master Money LLC (the “Master LLC”), which has the same investment objective and strategies as the Fund. The Master LLC is organized as a Delaware limited liability company. The value of the Fund’s investment in the Master LLC reflects the Fund’s proportionate interest in the net assets of the Master LLC. The percentage of the Master LLC owned by the Fund at September 30, 2011 was 48.3%. The performance of the Fund is directly affected by the performance of the Master LLC. The financial statements of the Master LLC, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Board of Trustees of the Fund and the Board of Directors of the Master LLC are referred to throughout this report as the “Board of Directors” or the “Board.” The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund is divided into four classes, designated Class 1, Class 2, Class 3 and Class 4. Each Class 1, Class 2, Class 3 and Class 4 Share represents an interest in the same assets of the Fund and has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears certain expenses related to the service and distribution of such shares and has exclusive voting rights with respect to matters relating to such shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund records its investment in the Master LLC at fair value based on the Fund’s proportionate interest in the net assets of the Master LLC. Valuation of securities held by the Master LLC is discussed in Note 1 of the Master LLC’s Notes to Financial Statements, which are included elsewhere in this report. The Fund seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master LLC are accounted for on a trade date basis. The Fund records daily its proportionate share of the Master LLC’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own income and expenses. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and reinvested daily. Distributions of realized gains, if any, are recorded on the ex-dividend date. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended March 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

The Fund may earn interest on positive cash balances in demand deposit accounts that are maintained by the transfer agent on behalf of the Fund. This amount is shown as income in the Statement of Operations.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Fund entered into an Administration Agreement with BlackRock Advisors, LLC (the “Administrator”), an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.25% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

12	BBIF MONEY FUND	SEPTEMBER 30, 2011

Notes to Financial Statements (concluded)	BBIF Money Fund

The Fund entered into a Distribution Agreement and Distribution Plan (the “Distribution Plan”) with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Class 1	0.25%	0.750%
Class 2	0.25%	0.425%
Class 3	0.25%	0.125%
Class 4	0.25%	0.125%

The ongoing service and/or distribution fees compensate BRIL for providing shareholder servicing and/or distribution-related services to shareholders.

The Fund entered into a contractual arrangement with the Administrator and BRIL to waive and/or reimburse a portion of the Fund’s direct fees and expenses to ensure that the net expenses for the Fund’s Class 2 Shares are 0.32% higher than those of BIF Money Fund, and the net expenses for the Fund’s Class 3 and Class 4 Shares are equal to those of BIF Money Fund. The fee/expense waiver includes service and distribution fees. The Administrator and BRIL have agreed not to reduce or discontinue this contractual waiver or reimbursement until August 1, 2012 unless approved by the Board, including a majority of the independent Directors. These amounts are included in service and distribution fees waived — class specific in the Statement of Operations.

In addition to the contractual waiver described above, the Administrator and BRIL voluntarily agreed to waive a portion of their respective administration and service and distribution fees and/or reimburse operating expenses to enable each class of the Fund to maintain a minimum daily net investment income dividend. These amounts are reported in the Statement of Operations as fees waived by administrator, service and distribution fees waived — class specific and transfer agent fees reimbursed — class specific. The Administrator and BRIL may discontinue the waiver or reimbursement at any time.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Fund’s Chief Compliance Officer.

3. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

Transactions in capital shares for each class were as follows:

	Six Months Ended September 30, 2011	Year Ended March 31, 2011
Class 1
Shares sold	3,523,608,231	7,522,715,359
Shares issued to shareholders in reinvestment of dividends and distributions	5	30,622
Total issued	3,523,608,236	7,522,745,981
Shares redeemed	(3,639,449,173)	(7,577,414,803)
Net decrease	(115,840,937)	(54,668,822)

Class 2
Shares sold	5,845,586,245	13,754,919,295
Shares issued to shareholders in reinvestment of dividends and distributions	142,654	841,201
Total issued	5,845,728,899	13,755,760,496
Shares redeemed	(6,042,692,095)	(14,212,607,038)
Net decrease	(196,963,196)	(456,846,542)

Class 3
Shares sold	8,069,183,924	20,583,788,090
Shares issued to shareholders in reinvestment of dividends and distributions	187,186	1,131,419
Total issued	8,069,371,110	20,584,919,509
Shares redeemed	(8,329,680,507)	(21,320,591,442)
Net decrease	(260,309,397)	(735,671,933)

Class 4
Shares sold	11,241,075,652	26,248,955,692
Shares issued to shareholders in reinvestment of dividends and distributions	171,613	846,085
Total issued	11,241,247,265	26,249,801,777
Shares redeemed	(11,295,233,479)	(26,230,068,392)
Net increase (decrease)	(53,986,214)	19,733,385

4. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BBIF MONEY FUND	SEPTEMBER 30, 2011	13

Portfolio Summary as of September 30, 2011	Master Money LLC

Portfolio Composition

Percent of Net Assets
Certificates of Deposit — Yankee*	46%
US Government Sponsored Agency Obligations	18
Municipal Bonds	17
Commercial Paper	10
Corporate Notes	5
US Treasury Obligations	3
Repurchase Agreements	1
Total	100%

*	US branches of foreign banks.

14	BBIF MONEY FUND	SEPTEMBER 30, 2011

Schedule of Investments September 30, 2011 (Unaudited)	Master Money LLC
(Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value
Yankee (a) — 45.9%
BNP Paribas SA, NY, 0.35%, 10/05/11	$134,500	$134,500,000
Bank of Montreal, Chicago, 0.25%, 11/14/11	100,000	100,000,000
Bank of Nova Scotia, Houston, 0.25%, 12/22/11	100,000	100,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., NY, 0.30%, 12/21/11	165,000	165,000,000
Credit Suisse, NY:
0.25%, 11/04/11	250,000	250,000,000
0.29%, 11/10/11	60,000	60,000,000
0.40%, 1/26/12	201,000	201,000,000
Deutsche Bank AG, NY, 0.31%, 10/03/11	85,000	85,000,000
Lloyd’s TSB Bank Plc, NY, 0.44%, 11/14/11 (b)	131,285	131,285,000
Mizuho Corporate Bank Ltd., NY, 0.30%, 11/14/11	200,000	200,000,000
National Australia Bank, NY:
0.32%, 1/19/12	225,000	225,000,000
0.32%, 2/10/12 (b)	58,000	58,000,000
Nordea Bank Finland Plc, NY, 0.24%, 11/03/11	105,000	105,000,000
Norinchukin Bank, NY:
0.19%, 10/03/11	305,000	305,000,000
0.18%, 10/06/11	170,000	170,000,000
Rabobank Nederland NV, NY:
0.34%, 10/05/11	156,500	156,500,000
0.40%, 10/18/11	78,950	78,955,886
0.43%, 3/01/12	164,500	164,500,000
Royal Bank of Canada, NY (b):
0.26%, 10/14/11	94,600	94,600,000
0.32%, 2/29/12	115,000	115,000,000
0.26%, 4/10/12	125,000	125,000,000
Royal Bank of Scotland Plc, CT, 0.45%, 12/19/11	264,700	264,700,000
Société Générale, NY (b):
0.37%, 11/21/11	24,500	24,500,000
0.40%, 11/21/11	30,250	30,250,000
Sumitomo Mitsui Banking Corp., NY:
0.16%, 10/06/11	350,000	350,000,000
0.26%, 10/12/11	100,000	100,000,000
0.31%, 10/31/11	200,000	200,000,000
Svenska Handelsbanken, NY, 0.33%, 1/09/12	175,000	175,000,000
Toronto-Dominion Bank, NY, 0.31%, 1/12/12 (b)	60,500	60,500,000
UBS AG, Stamford Branch (b):
0.31%, 10/04/11	90,000	90,000,000
0.31%, 10/11/11	123,230	123,230,000
0.35%, 10/13/11	63,000	63,000,000
0.27%, 11/10/11	59,500	59,500,000
Westpac Banking Corp., NY (b):
0.30%, 11/04/11	196,700	196,700,000
0.27%, 1/18/12	120,000	120,000,000
Total Certificates of Deposit — 45.9%		4,881,720,886

Commercial Paper	Par (000)	Value
Commonwealth Bank of Australia, 0.27%, 10/06/11 (b)	$97,000	$96,999,817
Fairway Finance Corp., 0.25%, 11/14/11 (b)	43,000	43,000,000
ING (U.S.) Funding LLC (c):
0.35%, 11/01/11	190,000	189,940,889
0.30%, 11/10/11	75,000	74,974,375
JPMorgan Chase & Co., 0.26%, 3/16/12 (b)	68,000	68,000,000
Kells Funding LLC (b):
0.33%, 2/10/12	95,000	95,000,000
0.37%, 3/01/12	125,000	125,000,000
0.37%, 3/08/12	82,000	82,000,000
National Australia Funding LLC, 0.19%, 10/03/11 (c)	10,000	9,999,837
Nordea North America, 0.38%, 1/20/12 (c)	80,000	79,905,422
Regency Markets No.1 LLC, 0.23%, 10/20/11 (c)	38,794	38,789,043
Solitaire Funding LLC, 0.22%, 10/07/11 (c)	94,122	94,117,974
Westpac Banking Corp., 0.30%, 1/06/12 (b)	123,500	123,500,000
Total Commercial Paper — 10.5%		1,121,227,357

Corporate Notes (b)
Barclays Bank PLC, 1.27%, 12/05/11	200,000	200,372,289
JPMorgan Chase Bank NA, 0.28%, 10/17/12	126,070	126,070,000
Royal Bank of Scotland Plc, 0.88%, 11/21/11	200,000	200,177,685
Total Corporate Notes — 5.0%		526,619,974

Municipal Bonds
Arizona Health Facilities Authority, Refunding RB, VRDN, Banner Health, Series C (ScotiaBank LOC), 0.12%, 10/07/11 (d)	29,165	29,165,000
California HFA, RB, VRDN, AMT (Fannie Mae LOC, Freddie Mac LOC) (d):
Home Mortgage, Series B, 0.14%, 10/07/11	29,070	29,070,000
Home Mortgage, Series E-1, 0.12%, 10/07/11	14,425	14,425,000
Home Mortgage, Series F, 0.12%, 10/07/11	6,915	6,915,000
Home Mortgage, Series, 0.15%, 10/07/11	51,640	51,640,000
Home Mortgage, Series M, 0.14%, 10/07/11	41,600	41,600,000
Home Mortgage, Series U, 0.14%, 10/07/11	2,790	2,790,000
M/F Housing III, Series E, 0.14%, 10/07/11	20,900	20,900,000
Series, 0.14%, 10/07/11	10,060	10,060,000

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

ACES	Adjustable Convertible Extendible Securities
AMT	Alternative Minimum Tax (subject to)
COP	Certificates of Participation
FLOATS	Floating Rate Securities
GO	General Obligation Bonds
HFA	Housing Finance Agency
HRB	Housing Revenue Bonds
LOC	Letter of Credit
M/F	Multi-Family
RB	Revenue Bonds
SBPA	Stand-by Bond Purchase Agreements
TECP	Tax-Exempt Commercial Paper
VRDN	Variable Rate Demand Notes

See Notes to Financial Statements.

BBIF MONEY FUND	SEPTEMBER 30, 2011	15

Schedule of Investments (continued)	Master Money LLC
(Percentages shown are based on Net Assets)

Municipal Bonds (continued)	Par (000)	Value
California HFA, Refunding RB, VRDN, Home Mortgage, Series E, AMT (Freddie Mac/ Fannie Mae), 0.15%, 10/07/11 (d)	$6,590	$6,590,000
California Health Facilities Financing Authority, RB, VRDN, Scripps Health, Series E (Bank of America NA LOC), 0.16%, 10/07/11 (d)	26,290	26,290,000
California Pollution Control Financing Authority, Refunding RB, VRDN, Pacific Gas & Electric Co., Series E (JPMorgan Chase Bank LOC), 0.10%, 10/03/11 (d)	106,700	106,700,000
California Statewide Communities Development Authority, HRB, VRDN, AMT (Fannie Mae Liquidity Facility) (d):
Knolls at Green Valley, Series FF, 0.16%, 10/07/11	13,205	13,205,000
Oakmont Chino Hills, Series P, 0.16%, 10/07/11	10,100	10,100,000
California Statewide Communities Development Authority, RB, VRDN, North Peninsula Jewish Campus (Bank of America NA LOC), 0.21%, 10/03/11 (d)	16,060	16,060,000
Chattanooga Health Educational & Housing Facility Board, RB, VRDN, Catholic Health, Series C, 0.15%, 10/07/11 (d)	1,300	1,300,000
Chicago Board of Education Illinois, GO, Refunding, VRDN, Dedicated Revenue, Series B (JPMorgan Chase Bank LOC), 0.14%, 10/03/11 (d)	46,355	46,355,000
City & County of Denver Colorado, COP, Refunding, VRDN, Series A3 (JPMorgan Chase Bank SBPA), 0.14%, 10/03/11 (d)	16,350	16,350,000
City of Chicago Illinois, Refunding RB, VRDN, Sub-Series C-1 (Harris NA LOC), 0.13%, 10/03/11 (d)	10,700	10,700,000
City of Houston Texas, Refunding RB, VRDN, First Lien (d):
Series B-5 (Lloyds Bank LOC), 0.14%, 10/07/11	52,140	52,140,000
Series B-6 (ScotiaBank LOC), 0.10%, 10/07/11	18,400	18,400,000
City of New York, New York, GO, VRDN, Sub-Series A-3 (BNP Paribas SA LOC), 0.12%, 10/07/11 (d)	12,090	12,090,000
City of Wichita Kansas, Refunding RB, VRDN, Facilities, Christi Health VIII, Series B-2 (JPMorgan Chase Bank LOC), 0.14%, 10/03/11 (d)	30,000	30,000,000
Connecticut State Health & Educational Facility Authority, Refunding RB, VRDN, Yale-New Haven Hospital (d):
Series K2 (JPMorgan Chase Bank LOC), 0.11%, 10/07/11	17,105	17,105,000
Series L1 (Bank of America NA LOC), 0.17%, 10/07/11	13,130	13,130,000
Series U2, 0.07%, 10/07/11	24,580	24,580,000
County of Essex New Jersey Improvement Authority, RB, VRDN, ACES, Pooled Governmental Loan Program (Wells Fargo Bank NA LOC), 0.10%, 10/07/11 (d)	32,050	32,050,000
County of Hennepin Minnesota, GO, Refunding, VRDN, Series A (State Street Bank & Trust Co. SBPA), 0.12%, 10/07/11 (d)	9,320	9,320,000

Municipal Bonds (continued)	Par (000)	Value
County of Shelby Tennessee, GO, VRDN, Public Improvement, School, Series B (Landesbank Hessen-Thuringen SBPA), 0.20%, 10/07/11 (d)	$20,000	$20,000,000
Harris County Health Facilities Development Corp., RB, VRDN, Baylor College of Medicine, Series B (JPMorgan Chase Bank LOC), 0.13%, 10/03/11 (d)	10,220	10,220,000
Harris County Industrial Development Corp., RB, VRDN, Exxon Project, AMT, 0.10%, 10/03/11 (d)	10,000	10,000,000
Hawaii State Department of Budget & Finance, Refunding RB, VRDN, Queens Health System, Series A (Bank of America NA LOC), 0.21%, 10/07/11 (d)	17,330	17,330,000
Illinois Finance Authority, RB, VRDN, University of Chicago Medical Center, Series E-1 (JPMorgan Chase Bank LOC), 0.14%, 10/03/11 (d)	13,200	13,200,000
Illinois Finance Authority, Refunding RB, VRDN (JPMorgan Chase Bank LOC) (d):
Children’s Memorial Hospital, Series D, 0.13%, 10/07/11	30,200	30,200,000
Elmhurst Memorial Healthcare, Series B, 0.13%, 10/03/11	19,650	19,650,000
Little Co. of Mary Hospital and Health Care Centers, Series B, 0.17%, 10/07/11	27,000	27,000,000
Indiana Finance Authority, Refunding RB, VRDN (d):
Duke Energy Indiana Inc. Project, Series A-4 (Bank of America NA LOC), 0.14%, 10/03/11	25,000	25,000,000
Sisters of St. Francis, Series B (JPMorgan Chase Bank LOC), 0.14%, 10/07/11	20,900	20,900,000
Los Angeles Community Redevelopment Agency California, Refunding RB, VRDN, Promenade Towers Project (Freddie Mac), 0.13%, 10/07/11 (d)	34,300	34,300,000
Massachusetts Health & Educational Facilities Authority, RB, VRDN, Municipal Security Trust Receipts, Series SGB 42-A (Société Générale Liquidity Facility), 0.65%, 10/07/11 (d)(e)	35,780	35,780,000
Metropolitan Atlanta Rapid Transit Authority, TECP, 0.14%, 10/03/11	41,900	41,900,000
Michigan State Building Authority, RB, VRDN, Facilities Program, Series I (JPMorgan Chase Bank LOC), 0.14%, 10/07/11 (d)	7,100	7,100,000
Nebraska Investment Finance Authority, RB, VRDN, Series B (Fannie Mae Liquidity Facility, Federal Home Loan Bank SBPA), 0.14%, 10/07/11 (d)	24,785	24,785,000
New York City Housing Development Corp., RB, VRDN, AMT (Fannie Mae Liquidity Facility) Series A (d):
90 West Street, 0.14%, 10/07/11	40,830	40,830,000
155 West 21st Street Development, 0.14%, 10/07/11	10,000	10,000,000
West 61st Street Apartments, 0.14%, 10/07/11	12,000	12,000,000
West 89th Street Development, 0.14%, 10/07/11	35,600	35,600,000
New York City Industrial Development Agency, RB, VRDN, New York Law School Project, Series A (JPMorgan Chase Bank LOC), 0.12%, 10/07/11 (d)	18,450	18,450,000

See Notes to Financial Statements.

16	BBIF MONEY FUND	SEPTEMBER 30, 2011

Schedule of Investments (continued)	Master Money LLC
(Percentages shown are based on Net Assets)

Municipal Bonds (concluded)	Par (000)	Value
New York State HFA, HRB, VRDN, Series A, AMT (Fannie Mae Liquidity Facility), 0.14%, 10/07/11 (d)	$28,100	$28,100,000
New York State HFA, RB, VRDN, Series A, AMT (Fannie Mae Liquidity Facility) (d):
10 Barclay Street, 0.14%, 10/07/11	71,245	71,245,000
125 West 31st Street Housing, 0.14%, 10/07/11	30,000	30,000,000
316 11th Avenue Housing, 0.14%, 10/07/11	35,000	35,000,000
360 West 43, 0.14%, 10/07/11	22,000	22,000,000
750 6th Ave, 0.14%, 10/07/11	34,500	34,500,000
Biltmore Tower Housing, 0.14%, 10/07/11	65,000	65,000,000
East 39th Street Housing, 0.14%, 10/07/11	5,300	5,300,000
Victory Housing, Series 2001, 0.14%, 10/07/11	26,300	26,300,000
Worth Street, 12/18/03, 0.14%, 10/07/11	23,100	23,100,000
Pennsylvania HFA, RB, VRDN, S/F Mortgage, Series 87C, AMT (Fannie Mae LOC, Freddie Mac LOC), 0.14%, 10/07/11 (d)	11,500	11,500,000
Pennsylvania Higher Educational Facilities Authority, Refunding RB, VRDN, Thomas Jefferson University, Series B (JPMorgan Chase Bank LOC), 0.12%, 10/07/11 (d)	6,160	6,160,000
Philadelphia Hospitals & Higher Education Facilities Authority, Refunding RB, VRDN, Children’s Hospital of Philadelphia (Wachovia Bank NA SBPA) (d):
Series A, 0.13%, 10/03/11	11,175	11,175,000
Series B, 0.13%, 10/03/11	24,500	24,500,000
State of California, GO, VRDN (d):
FLOATS, Series C-1 (Bank of America NA LOC), 0.16%, 10/07/11	59,200	59,200,000
Kindergarten, Series A2 (State Street Bank & Trust Co. LOC, California State Teachers’ Retirement System LOC), 0.10%, 10/03/11	26,775	26,775,000
Kindergarten, Series B1 (Citibank NA LOC), 0.10%, 10/03/11	10,150	10,150,000
Series C-11 (BNP Paribas SA LOC), 0.25%, 10/07/11	53,330	53,330,000
Tennergy Corp., RB, VRDN, Series 2006-001 (BNP Paribas SBPA), 0.59%, 10/07/11 (d)	33,035	33,035,000
Triborough Bridge & Tunnel Authority, Refunding RB, VRDN, General, Series F (ABN Amro Bank NV SBPA), 0.13%, 10/07/11 (d)	44,130	44,130,000
Washington Health Care Facilities Authority, Refunding RB, VRDN, Multicare Health System, Series B (Wells Fargo Bank NA LOC), 0.12%, 10/07/11 (d)	12,575	12,575,000
Wisconsin Housing & Economic Development Authority, RB, VRDN, Series B, AMT (Fannie Mae LOC, Freddie Mac LOC), 0.14%, 10/07/11 (d)	12,000	12,000,000
Total Municipal Bonds — 16.6%		1,768,350,000

US Government Sponsored Agency Obligations	Par (000)	Value
Fannie Mae Variable Rate Notes (b):
0.23%, 7/26/12	$130,000	$129,978,659
0.26%, 12/20/12	59,500	59,485,250
Federal Home Loan Bank Variable Rate Note, 0.19%, 10/06/11 (b)	250,000	249,998,330
Freddie Mac, 1.13%, 4/25/12	112,460	113,068,184
Freddie Mac Discount Notes (c):
0.15%, 2/15/12	175,000	174,899,375
0.15%, 4/03/12	25,500	25,480,237
0.15%, 4/04/12	175,000	174,863,646
Freddie Mac Variable Rate Notes (b):
0.19%, 12/29/11	130,000	129,983,812
0.19%, 4/03/12	120,000	119,975,188
0.16%, 11/02/12	80,000	79,947,034
0.25%, 1/24/13	63,000	62,966,485
0.29%, 9/03/13	137,500	137,446,489
0.17%, 9/13/13	472,200	471,640,081
Total US Government Sponsored Agency Obligations — 18.2%		1,929,732,770

US Treasury Obligations
US Treasury Notes:
4.63%, 10/31/11	105,000	105,387,225
0.75%, 11/30/11	210,000	210,192,611
Total US Treasury Obligations — 3.0%		315,579,836

Repurchase Agreements
Citigroup Global Markets, Inc., 0.87%, 1/03/12 (Purchased on 9/30/11 to be repurchased at $50,003,643, collateralized by US Treasury Note, 2.00%, due 1/15/2014, par and fair values of $50,000,000 and $51,000,065, respectively)	50,000	50,000,000
Total Repurchase Agreements — 0.5%		50,000,000
Total Investments (Cost — $10,593,230,823*) — 99.7%		10,593,230,823
Other Assets Less Liabilities — 0.3%		31,146,660
Net Assets — 100.0%		$10,624,377,483

*	Cost for federal income tax purposes.

(a)	Issuer is a US branch of foreign domiciled bank.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Rates shown are discount rates or a range of discount rates paid at the time of purchase.

(d)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

See Notes to Financial Statements.

BBIF MONEY FUND	SEPTEMBER 30, 2011	17

Schedule of Investments (concluded)	Master Money LLC

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized in three broad levels for financial statement purposes as follows:

• Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master LLC’s own assumptions used in determining the fair value of investments)

The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Master LLC’s perceived risk of investing in those securities. For information about the Master LLC’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of September 30, 2011 in determining the fair valuation of the Master LLC’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Total investments[1]	—	$10,593,230,823	—	$10,593,230,823

[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

18	BBIF MONEY FUND	SEPTEMBER 30, 2011

Statement of Assets and Liabilities

September 30, 2011 (Unaudited)	Master Money LLC
Assets
Investments at value — unaffiliated (cost — $10,593,230,823)	$10,593,230,823
Cash	139
Interest receivable	6,186,462
Contributions receivable from investors	26,491,525
Prepaid expenses	246,689
Total assets	10,626,155,638

Liabilities

Investment advisory fees payable	1,184,713
Other affiliates payable	65,679
Investments purchased payable	16,701
Other accrued expenses payable	511,062
Total liabilities	1,778,155
Net Assets	$10,624,377,483

Net Assets Consist of
Investors’ capital	$10,624,377,483

Statement of Operations

Six Months Ended September 30, 2011 (Unaudited)	Master Money LLC
Investment Income
Income	$14,614,997

Expenses
Investment advisory	7,270,815
Accounting services	306,495
Custodian	130,521
Directors	117,824
Professional	39,160
Printing	8,912
Miscellaneous	84,956
Total expenses	7,958,683
Less fees waived by advisor	(1,019)
Total expenses after fees waived	7,957,664
Net investment income	6,657,333

Realized Gain
Net realized gain from investments	117,260
Net Increase in Net Assets Resulting from Operations	$6,774,593

See Notes to Financial Statements.

BBIF MONEY FUND	SEPTEMBER 30, 2011	19

Statements of Changes in Net Assets	Master Money LLC

Increase (Decrease) in Net Assets:	Six Months Ended September 30, 2011 (Unaudited)	Year Ended March 31, 2011
Operations
Net investment income	$6,657,333	$30,676,843
Net realized gain	117,260	303,777
Net increase in net assets resulting from operations	6,774,593	30,980,620

Capital Transactions
Proceeds from contributions	45,232,363,636	103,937,220,701
Value of withdrawals	(45,995,659,593)	(107,547,083,708)
Net decrease in net assets derived from capital transactions	(763,295,957)	(3,609,863,007)

Net Assets
Total decrease in net assets	(756,521,364)	(3,578,882,387)
Beginning of period	11,380,898,847	14,959,781,234
End of period	$10,624,377,483	$11,380,898,847

See Notes to Financial Statements.

20	BBIF MONEY FUND	SEPTEMBER 30, 2011

Financial Highlights	Master Money LLC

	Six Months Ended September 30, 2011	Year Ended March 31,
	(Unaudited)	2011	2010	2009	2008	2007
Total Investment Return
Total investment return	0.06%[1]	0.25%	0.41%	2.47%	5.08%	5.11%

Ratios to Average Net Assets
Total expenses	0.15%[2]	0.14%	0.15%	0.14%	0.14%	0.14%
Total expenses after fees waived	0.15%[2]	0.14%	0.15%	0.14%	0.14%	0.14%
Net investment income	0.12%[2]	0.24%	0.40%	2.45%	4.92%	5.05%

Supplemental Data
Net assets, end of period (000)	$10,624,377	$11,380,899	$14,959,781	$20,718,322	$23,136,625	$17,543,554

[1]	Aggregate total investment return.

[2]	Annualized.

See Notes to Financial Statements.

BBIF MONEY FUND	SEPTEMBER 30, 2011	21

Notes to Financial Statements (Unaudited)	Master Money LLC

1. Significant Accounting Policies:

Master Money LLC (the “Master LLC”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and is organized as a Delaware limited liability company. The Master LLC’s Limited Liability Company Agreement permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations. The Master LLC’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosure in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master LLC:

Valuation: US GAAP defines fair value as the price the Master LLC would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master LLC’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion and amortization of any discounts or premiums are recorded until the maturity of the security.

Repurchase Agreements: The Master LLC may invest in repurchase agreements. In a repurchase agreement, the Master LLC purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Master LLC’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, the Master LLC could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: The Master LLC is classified as a partnership for federal income tax purposes. As such, each investor in the Master LLC is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master LLC. Therefore, no federal income tax provision is required. It is intended that the Master LLC’s assets will be managed so an investor in the Master LLC can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master LLC files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master LLC’s US federal tax returns remains open for each of the four years ended March 31, 2011. The statutes of limitations on the Master LLC’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master LLC’s financial statements and disclosures.

Other: Expenses directly related to the Master LLC are charged to the Master LLC. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

22	BBIF MONEY FUND	SEPTEMBER 30, 2011

Notes to Financial Statements (concluded)	Master Money LLC

The Master LLC has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Master LLC entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master LLC’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Master LLC’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master LLC. For such services, the Master LLC pays the Manager a monthly fee based on a percentage of the Master LLC’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $500 million	0.250%
$500 – $1 billion	0.175%
Greater than $1 billion	0.125%

The Manager voluntarily agreed to waive a portion of the advisory fees and/or reimburse operating expenses of the Master LLC to enable the feeders that invest in the Master LLC to maintain minimum levels of net investment income. These amounts are reported in the Statement of Operations as fees waived by advisor.

The Manager entered into a sub-advisory agreement with BlackRock Institutional Management Corporation (“BIMC”), an affiliate of the Manager. The Manager pays BIMC, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Master LLC to the Manager. Effective July 1, 2011, the sub-advisory agreement was terminated.

For the six months ended September 30, 2011, the Master LLC reimbursed the Manager $55,673 for certain accounting services, which is included in accounting services in the Statement of Operations.

Certain officers and/or directors of the Master LLC are officers and/or directors of BlackRock or its affiliates.

3. Market and Credit Risk:

In the normal course of business, the Master LLC invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master LLC may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master LLC; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master LLC may be exposed to counterparty credit risk, or the risk that an entity with which the Master LLC has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master LLC manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master LLC to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master LLC’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master LLC’s Statement of Assets and Liabilities, less any collateral held by the Master LLC.

4. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master LLC through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BBIF MONEY FUND	SEPTEMBER 30, 2011	23

Disclosure of Investment Advisory Agreement

BBIF Money Fund (the “Fund”) currently invests all of its investable assets in Master Money LLC (the “Master LLC”). The Board of Directors of the Master LLC met on April 5, 2011 and May 17–18, 2011 to consider the approval of the Master LLC’s investment advisory agreement (the “Agreement”) with BlackRock Advisors, LLC (“BlackRock” or the “Manager”), the Master LLC’s investment advisor. Since the Fund invests all of its investable assets in the Master LLC, the Board of Trustees of the Fund also considered the approval of the Agreement. The Fund does not require investment advisory services since all investments are made at the Master LLC level. For simplicity, the Board of Directors of the Master LLC and the Board of Trustees of the Fund are referred to herein collectively as the “Board” and the members are referred to as “Board Members.”

Activities and Composition of the Board

The Board consists of thirteen individuals, eleven of whom are not “interested persons” of the Master LLC or the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Master LLC or Fund, as pertinent, and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of the Board are each Independent Board Members. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member) and is chaired by Independent Board Members.

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Master LLC and the Fund by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance program and assistance in meeting applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Master LLC, the Fund and their shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Master LLC and/or the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) the Master LLC’s and/or the Fund’s operating expenses and how BlackRock allocates expenses to the Master LLC and the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Master LLC’s and the Fund’s investment objective, policies and restrictions; (e) the Master LLC’s and the Fund’s compliance with its respective Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Master LLC’s and/or the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, exchange traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April 5, 2011 meeting, the Board requested and received materials specifically relating to the Agreement. The Board is engaged in a process with BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on fees and expenses of the Master LLC and the Fund, as applicable, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreement to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholder; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Master LLC and/or the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At an in-person meeting held on April 5, 2011, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April 5, 2011 meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information.

24	BBIF MONEY FUND	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement (continued)

BlackRock responded to these requests with additional written information in advance of the May 17–18, 2011 Board meeting.

At an in-person meeting held on May 17–18, 2011, the Board of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master LLC for a one-year term ending June 30, 2012. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement and found the Agreement to be satisfactory. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Master LLC, the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Master LLC and the Fund; (d) economies of scale; (e) fall out benefits to BlackRock as a result of its relationship with the Master LLC and the Fund; and (f) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of portfolio holdings of the Master LLC, direct and indirect benefits to BlackRock and its affiliates and significant shareholder from their relationship with the Master LLC and the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared the Fund’s performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Master LLC’s portfolio management team discussing the Master LLC’s performance and the Master LLC’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Master LLC’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to the Master LLC’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Master LLC and the Fund. BlackRock and its affiliates provide the Master LLC and the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Master LLC and the Fund by third parties) and officers and other personnel as are necessary for the operations of the Master LLC and the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Master LLC and the Fund with other services, including (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Master LLC and the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Master LLC, the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Master LLC and the Fund, as applicable. The Board noted that the Master LLC’s investment results correspond directly to the investment results of the Fund. In preparation for the April 5, 2011 meeting, the Board worked with BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board and the Board’s Performance Oversight and Contract Committee regularly review and meet with the management of the Master LLC to discuss the performance of the Master LLC and the Fund, as applicable, throughout the year.

The Board noted that, in general, the Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Lipper Performance Universe in each of the one-, three- and five year periods reported.

BBIF MONEY FUND	SEPTEMBER 30, 2011	25

Disclosure of Investment Advisory Agreement (continued)

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Master LLC and the Fund: The Board, including the Independent Board Members, reviewed the Master LLC’s/Fund’s contractual management fee ratio compared with the other funds in the Fund’s Lipper category. It also compared the Fund’s total expense ratio, as well as the Master LLC’s/Fund’s actual management fee ratio, to those of other funds in the Fund’s Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Master LLC and the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Master LLC and the Fund. The Board reviewed BlackRock’s profitability with respect to the Master LLC and the Fund, as applicable, and other funds the Board currently oversees for the year ended December 31, 2010 compared to available aggregate profitability data provided for the years ended December 31, 2009 and December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock, in general and with respect to its registered funds, are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Master LLC and the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Master LLC and the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Master LLC and the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Master LLC’s/Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was above the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers. The Board also noted, however, that the Master LLC’s/Fund’s actual management fee ratio, after giving effect to any expense reimbursements or fee waivers by BlackRock and/or other parties, if applicable, was lower than or equal to the median actual management fee ratio paid by the Fund’s Peers, after giving effect to any expense reimbursements or fee waivers. The Board also noted that the Master LLC has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Master LLC increases above certain contractually specified levels.

The Board further noted that BlackRock, in its capacity as the Fund’s administrator (the “Administrator”), and the Fund’s distributor had entered into a contractual arrangement with the Fund whereby the Administrator and the distributor agreed to waive all or a portion of their respective fees and/or reimburse direct expenses of the Fund to ensure that the operating expense ratio for certain classes of shares did not exceed specified amounts. The Board additionally noted that BlackRock and the Fund’s distributor have voluntarily agreed to waive a portion of their respective fees and/or reimburse operating expenses to enable the Master LLC and the Fund to maintain minimum levels of daily net investment income. The waiver and/or reimbursement may be discontinued at any time without notice.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Master LLC and the Fund increase. The Board also considered the extent to which the Master LLC and the Fund benefit from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Master LLC and the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Master LLC.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholder may derive from their respective relationships with the Master LLC and the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Master

26	BBIF MONEY FUND	SEPTEMBER 30, 2011

Disclosure of Investment Advisory Agreement (concluded)

LLC and the Fund, including for administrative, transfer agency, distribution and securities lending services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock’s funds may invest in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders of the Fund are able to redeem their Fund shares if they believe that the Fund’s and/or the Master LLC’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of the Master LLC, including the Independent Board Members, unanimously approved the continuation of the Agreement between the Manager and the Master LLC for a one-year term ending June 30, 2012. Based upon its evaluation of all of the aforementioned factors in their totality, the Board of the Master LLC, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Master LLC and its shareholders. The Board of the Fund, including the Independent Board Members, also considered the continuation of the Agreement and found the Agreement to be satisfactory. In arriving at its decision to approve the Agreement, the Board of the Master LLC did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Master LLC reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BBIF MONEY FUND	SEPTEMBER 30, 2011	27

Officers and Directors

Ronald W. Forbes, Co-Chairman of the Board and Director
Rodney D. Johnson, Co-Chairman of the Board and Director
Paul L. Audet, Director
David O. Beim, Director
Henry Gabbay, Director
Dr. Matina S. Horner, Director
Herbert I. London, Director
Cynthia A. Montgomery, Director
Joseph P. Platt, Director
Robert C. Robb, Jr., Director
Toby Rosenblatt, Director
Kenneth L. Urish, Director
Frederick W. Winter, Director
John M. Perlowski, President and Chief Executive Officer
Richard Hoerner, CFA, Vice President
Brendan Kyne, Vice President
Simon Mendelson, Vice President
Christopher Stavrakos, CFA, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer
Ira P. Shapiro, Secretary

Investment Advisor and Administrator

BlackRock Advisors, LLC
Wilmington, DE 19809

Custodian

State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent

Financial Data Services, Inc.
Jacksonville, FL 32246

Accounting Agent

State Street Bank and Trust Company
Boston, MA 02116

Distributor

BlackRock Investments, LLC
New York, NY 10022

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Boston, MA 02116

Legal Counsel

Sidley Austin LLP
New York, NY 10019

Address of the Fund

100 Bellevue Parkway
Wilmington, DE 19809

Effective September 22, 2011, Richard S. Davis resigned as Director of the Fund and Master LLC, and Paul L. Audet became Director of the Fund and Master LLC.

28	BBIF MONEY FUND	SEPTEMBER 30, 2011

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Transfer Agent at (800) 221-7210.

Availability of Quarterly Schedule of Investments

The Fund/Master LLC file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 626-1960.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLC use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 626-1960; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLC voted proxies relating to securities held in the Fund’s/Master LLC’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 626-1960 and (2) on the SEC’s website at http://www.sec.gov.

BBIF MONEY FUND	SEPTEMBER 30, 2011	29

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

30	BBIF MONEY FUND	SEPTEMBER 30, 2011

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Total return information assumes reinvestment of all distributions. Past performance results shown in this report should not be considered a representation of future performance. For current month-end performance information, call (800) 626-1960. The Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

#BBIFM-9/11-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BBIF Money Fund and Master Money LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BBIF Money Fund and Master Money LLC

Date: November 30, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BBIF Money Fund and Master Money LLC

Date: November 30, 2011

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BBIF Money Fund and Master Money LLC

Date: November 30, 2011